Quarterly Holdings Report
for
Fidelity® Agricultural Productivity Fund
August 31, 2022
DAS-NPRT1-1022
1.9897395.102
Common Stocks - 94.0%
	Shares	Value ($)
CONSUMER STAPLES - 28.6%
Food Products - 28.6%
Adecoagro SA	55,749	514,006
Archer Daniels Midland Co.	119,978	10,544,866
Bunge Ltd.	41,734	4,138,761
Darling Ingredients, Inc. (a)	41,092	3,125,458
First Resources Ltd.	638,103	687,813
Ingredion, Inc.	40,508	3,527,032
Lamb Weston Holdings, Inc.	76,089	6,051,358
Mowi ASA	150,941	3,103,010
Origin Enterprises PLC	182,021	682,299
Sakata Seed Corp.	53,208	1,975,425
The Simply Good Foods Co. (a)	56,833	1,736,248
		36,086,276
INDUSTRIALS - 28.1%
Machinery - 28.1%
AGCO Corp.	29,246	3,179,333
CNH Industrial NV	373,904	4,576,694
Deere & Co.	67,029	24,482,341
Toro Co.	38,551	3,197,034
		35,435,402
MATERIALS - 37.3%
Chemicals - 37.3%
CF Industries Holdings, Inc.	52,744	5,456,894
Corteva, Inc.	201,027	12,349,089
Fertiglobe PLC	534,296	817,496
FMC Corp.	29,568	3,195,709
K+S AG	57,314	1,307,468
Nutrien Ltd. (b)	149,262	13,702,760
OCI NV	70,637	2,657,740
Sabic Agriculture-Nutrients Co.	46,292	2,142,806
The Mosaic Co.	101,642	5,475,455
		47,105,417
TOTAL COMMON STOCKS (Cost $106,411,893)		118,627,095

Nonconvertible Preferred Stocks - 2.5%
	Shares	Value ($)
MATERIALS - 2.5%
Chemicals - 2.5%
Sociedad Quimica y Minera de Chile SA (PN-B) (Cost $2,241,256)	32,027	3,201,878

Money Market Funds - 5.1%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (c)	4,493,490	4,494,389
Fidelity Securities Lending Cash Central Fund 2.34% (c)(d)	1,910,509	1,910,700
TOTAL MONEY MARKET FUNDS (Cost $6,405,089)		6,405,089

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $115,058,238)	128,234,062
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(2,075,385)
NET ASSETS - 100.0%	126,158,677

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	2,644,690	15,943,310	14,093,611	8,278	-	-	4,494,389	0.0%
Fidelity Securities Lending Cash Central Fund 2.34%	117,300	22,229,436	20,436,036	2,491	-	-	1,910,700	0.0%
Total	2,761,990	38,172,746	34,529,647	10,769	-	-	6,405,089

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.